PORTFOLIO OF INVESTMENTS – as of September 30, 2021 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 80.8% of Net Assets
Non-Convertible Bonds – 77.0%
	ABS Car Loan – 4.0%
$ 2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A(a)	$2,648,573
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A(a)	2,697,611
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A(a)	1,239,203
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,060,925
330,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A(a)	348,551
1,165,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,244,536
1,565,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A(a)	1,628,311
1,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A(a)	1,264,130
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	1,948,533
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025(a)	1,842,488
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024(a)	136,500
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025(a)	1,467,294
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025(a)	1,170,116
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025(a)	2,445,967
4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)	4,844,776
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A(a)	1,203,892
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026(a)	1,369,560
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A(a)	1,708,132
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A	1,128,705
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A(a)	1,343,909
800,000	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025(a)	807,856
635,000	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A(a)	650,096
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,522,740
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A(a)	3,440,236
5,030,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A(a)	5,180,508

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Car Loan – continued
$ 4,540,000	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A(a)	$4,605,317
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	933,397
985,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	1,014,546
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025(a)	4,252,767
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028(a)	3,445,759
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026(a)	1,163,599
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A(a)	1,699,238

		61,457,771

	ABS Credit Card – 0.7%
775,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A(a)	783,062
2,845,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A(a)	2,852,972
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026(a)	7,144,323

		10,780,357

	ABS Home Equity – 5.8%
166,880	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	171,873
181,624	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	186,858
300,426	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	304,235
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	321,188
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,380,964
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,328,239
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A(a)	3,439,512
318,126	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033(a)	330,840
368,828	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(a)	400,637
206,556	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	205,883
2,752,098	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(a)(b)	2,762,382
1,750,271	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(a)(b)	1,763,367
3,485,516	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)(b)	3,490,989

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 819,035	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 2.136%, 1/25/2040, 144A(c)	$823,404
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A(a)	1,949,771
245,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.861%, 5/15/2052, 144A(a)(b)	277,323
1,340,000	CoreVest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,315,180
334,469	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	348,399
529,103	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	552,405
39,984	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.550%, 9/20/2034(a)(b)	40,379
2,264,478	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 2.986%, 12/26/2059, 144A(a)(b)	2,277,741
1,572,212	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(a)(b)	1,590,359
2,394,605	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)(b)	2,403,977
130,676	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	139,799
408,200	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.660%, 0.747%, 9/19/2045(c)	309,355
1,064,771	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 2.286%, 1/25/2030(c)	1,088,088
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,740,188
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A(a)	4,221,592
109,660	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 1.886%, 7/25/2030(c)	110,547
3,210,941	GCAT LLC, Series 2020-4, Class A1, 2.611%, 12/25/2025, 144A(a)(b)	3,221,248
320,036	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)(b)	328,219
268,984	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/19/2041, 144A	267,038
442,111	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 1.306%, 9/25/2034(c)	425,487
1,952,385	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 0.506%, 2/25/2046(c)	1,572,484
811,695	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	851,947
183,484	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.750%, 1/25/2059, 144A(a)(b)	183,636
1,912,835	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(a)(b)	1,925,734
2,152,766	Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, 5/25/2059, 144A(a)(b)	2,154,910

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 1,742,914	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)(b)	$1,749,780
1,171,280	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(a)	1,190,164
330,760	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 0.606%, 2/25/2046(c)	306,456
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.750%, 5/25/2034(a)(b)	184,692
218,714	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	225,948
210,281	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	217,935
210,416	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	217,838
603,219	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	623,711
32,803	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 2.068%, 5/25/2036(a)(b)	33,638
245,000	Mill City Mortgage Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060, 144A(a)(b)	253,069
302,736	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	256,963
596,973	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	626,626
2,803,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A(a)	2,829,300
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A(a)	1,014,747
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	781,449
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038, 144A	796,863
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A(a)	569,304
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	470,440
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	921,397
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	394,893
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	584,206
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	408,025
4,835,398	PRPM LLC, Series 2020-5, Class A1, 3.104%, 11/25/2025, 144A(a)(b)	4,864,819
1,420,089	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(a)(b)	1,424,359
2,863,216	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)(b)	2,890,869
3,710,153	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(b)	3,743,411

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 2,274,401	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 0.396%, 7/25/2035(c)	$1,659,862
655,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)(b)	682,501
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	1,074,224
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	1,181,795
891,855	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(b)	894,272
1,268,186	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)(b)	1,268,213
3,473,538	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)(b)	3,484,418
1,648,961	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)(b)	1,650,476
2,228,309	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(a)(b)	2,229,638

		88,912,478

	ABS Other – 4.1%
610,744	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A(a)	629,911
995,000	Affirm Asset Securitization Trust, Series 2021-A, Class C, 1.660%, 8/15/2025, 144A	999,834
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	815,989
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	351,367
884,730	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(b)	888,304
638,966	Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, 2.741%, 8/15/2041, 144A	640,467
5,547,679	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A(a)	5,476,404
206,001	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	208,542
782,366	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A(a)	803,096
1,016,806	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A(a)	1,044,254
305,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	306,588
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, 1/05/2030, 144A(d)(e)(f)(g)(h)	46,117
362,725	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A(a)	377,170
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A(a)	994,823
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A(a)	6,088,108

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$ 700,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A(a)	$698,227
2,047,720	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A(a)	2,036,805
1,070,558	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A(a)	1,079,571
1,399,962	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,307,401
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	311,673
351,492	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A(a)	371,331
319,160	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A(a)	325,627
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,124,650
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A(a)	3,246,105
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A(a)	1,153,833
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A(a)	1,057,757
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	816,386
3,980,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.430%, 11/22/2027, 144A(a)	4,013,845
3,818,409	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	3,787,090
1,421,782	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A(a)	1,458,493
1,063,152	SLAM Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046, 144A	1,076,909
257,764	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A(a)	260,370
458,224	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A(a)	460,888
793,921	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A(a)	805,177
2,886,199	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A(a)	2,912,870
520,080	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A(a)	516,589
1,021,957	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A	906,694
390,542	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A(a)	395,829
2,678,827	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A(a)	2,637,481
4,101,542	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A(a)	4,012,332
2,024,594	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A(a)	1,994,605

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$ 592,669	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043, 144A(a)(b)	$593,667
781,241	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A(a)	775,507

		61,808,686

	ABS Student Loan – 1.0%
630,000	Commonbond Student Loan Trust, Series 2021-AGS, Class B, 1.400%, 3/25/2052, 144A(a)	630,106
1,754,499	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A(a)	1,795,586
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A(a)	1,059,282
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A(a)	3,497,088
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A(a)	715,241
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069, 144A	335,658
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A(a)	1,327,896
518,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.585%, 6/15/2032(a)(c)	518,191
1,507,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 3.584%, 3/15/2033(a)(c)	1,507,747
161,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.583%, 3/15/2033(a)(c)	161,080
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A(a)	834,000
751,937	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 0.834%, 10/15/2035, 144A(a)(c)	754,729
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A(a)	205,625
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A(a)	540,763
400,049	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	403,148
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(a)(b)	126,457
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A(a)	1,381,933

		15,794,530

	ABS Whole Business – 2.0%
4,048,669	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A(a)	4,260,232
975,150	Arbys Funding LLC, Series 2020-1A, Class A2, 3.237%, 7/30/2050, 144A	1,011,255
2,268,700	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A(a)	2,464,516
2,927,810	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A(a)	3,142,697

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Whole Business – continued
$ 98,500	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	$105,841
3,501,225	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A21, 2.662%, 4/25/2051, 144A(a)	3,600,716
1,250,550	Hardee’s Funding LLC, Series 2020-1A, Class A2, 3.981%, 12/20/2050, 144A(a)	1,332,565
1,339,570	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	1,340,439
3,021,188	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	3,070,805
2,542,575	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A(a)	2,673,862
4,037,688	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A(a)	4,267,008
1,007,100	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A(a)	1,087,791
1,451,363	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	1,463,503
895,500	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	921,101

		30,742,331

	Aerospace & Defense – 2.8%
6,430,000	Boeing Co. (The), 2.196%, 2/04/2026(a)	6,477,401
1,635,000	Boeing Co. (The), 2.250%, 6/15/2026(a)	1,661,913
700,000	Boeing Co. (The), 2.950%, 2/01/2030(a)	713,722
70,000	Boeing Co. (The), 3.100%, 5/01/2026	73,988
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046(a)	1,025,499
90,000	Boeing Co. (The), 3.625%, 3/01/2048	88,357
2,135,000	Boeing Co. (The), 3.750%, 2/01/2050(a)	2,164,570
375,000	Boeing Co. (The), 3.825%, 3/01/2059(a)	367,860
325,000	Boeing Co. (The), 3.850%, 11/01/2048(a)	331,152
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049(a)	1,461,749
135,000	Boeing Co. (The), 3.950%, 8/01/2059(a)	138,550
1,870,000	Boeing Co. (The), 5.150%, 5/01/2030(a)	2,194,800
8,950,000	Boeing Co. (The), 5.805%, 5/01/2050(a)	11,930,085
1,220,000	Boeing Co. (The), 5.930%, 5/01/2060(a)	1,666,612

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Aerospace & Defense – continued
$ 1,340,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	$1,410,350
895,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	952,065
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A(a)	3,029,145
305,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	302,712
2,580,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	2,731,575
3,010,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	3,137,925

		41,860,030

	Airlines – 0.7%
640,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	672,800
735,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	791,963
6,225,716	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029(a)	6,146,774
672,660	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027(a)	711,701
585,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	600,356
880,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	909,436

		9,833,030

	Automotive – 1.9%
1,775,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	1,726,187
7,625,000	American Honda Finance Corp., MTN, 0.750%, 8/09/2024	7,622,599
330,000	General Motors Co., 5.200%, 4/01/2045(a)	401,856
2,530,000	General Motors Co., 5.400%, 4/01/2048(a)	3,137,090
2,905,000	General Motors Co., 5.950%, 4/01/2049(a)	3,828,555
1,825,000	General Motors Financial Co., Inc., 1.050%, 3/08/2024(a)	1,832,905
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(i)	1,589,529
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(i)	541,088
7,600,000	Toyota Motor Credit Corp., 0.625%, 9/13/2024	7,583,204

		28,263,013

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Banking – 6.3%
$ 345,000	Ally Financial, Inc., 3.875%, 5/21/2024	$371,124
2,000,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,286,896
3,520,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(i)	3,663,792
2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(i)	2,508,000
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 38.125%, 11/07/2022, 144A, (ARS)(c)	241,522
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	98,403
1,200,000	Banco Santander S.A., 2.749%, 12/03/2030(a)	1,194,054
6,000,000	Banco Santander S.A., (fixed rate to 6/30/2023, variable rate thereafter), 0.701%, 6/30/2024	6,010,973
7,280,000	Bank of America Corp., MTN, (fixed rate to 6/14/2023, variable rate thereafter), 0.523%, 6/14/2024(a)	7,276,924
7,290,000	Bank of Nova Scotia (The), 0.650%, 7/31/2024	7,277,616
3,265,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(i)	3,262,715
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035(a)	4,627,133
685,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A(a)	688,733
215,000	CFLD Cayman Investment Ltd., 6.920%, 6/16/2022(j)	89,283
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025(a)	1,334,307
1,430,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A(a)	1,519,172
4,180,000	Deutsche Bank AG, (fixed rate to 1/14/2031, variable rate thereafter), 3.729%, 1/14/2032	4,315,786
5,995,000	Deutsche Bank AG, (fixed rate to 4/01/2024, variable rate thereafter), 1.447%, 4/01/2025(a)	6,036,406
1,270,000	Deutsche Bank AG, (fixed rate to 5/28/2031, variable rate thereafter), 3.035%, 5/28/2032	1,288,553
1,265,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031(a)	1,349,909
7,370,000	JPMorgan Chase & Co., (fixed rate to 8/09/2024, variable rate thereafter), 0.768%, 8/09/2025	7,340,051
7,290,000	KeyBank NA, (fixed rate to 6/14/2023, variable rate thereafter), 0.433%, 6/14/2024	7,286,363
7,275,000	Morgan Stanley, GMTN, (fixed rate to 1/22/2024, variable rate thereafter), 0.791%, 1/22/2025	7,274,672
6,615,000	Royal Bank of Canada, 1.200%, 4/27/2026(a)	6,574,099
5,195,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A(a)	5,383,437
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A(a)	3,521,966

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Banking – continued
$ 1,100,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(a)	$1,268,850
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A(a)	2,292,760

		96,383,499

	Brokerage – 0.1%
1,415,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,420,485

	Building Materials – 1.1%
1,712,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	1,814,720
7,070,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	7,074,242
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,608,808
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,869,469
1,720,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(i)	1,751,837

		16,119,076

	Cable Satellite – 2.6%
5,670,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	5,767,297
1,805,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	1,788,078
1,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	1,635,276
1,050,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032	1,081,500
310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	334,800
14,425,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061	15,001,423
1,610,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	1,579,813
2,710,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	2,569,012
1,060,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	1,147,927
2,155,000	DISH DBS Corp., 5.125%, 6/01/2029	2,111,447
1,355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	1,415,975
110,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	118,938
1,660,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	1,702,289
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,777,526

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Cable Satellite – continued
$ 1,372,000	Ziggo BV, 5.500%, 1/15/2027, 144A	$1,418,305

		39,449,606

	Chemicals – 0.8%
1,045,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	1,055,460
2,230,000	Ashland LLC, 3.375%, 9/01/2031, 144A	2,249,512
2,115,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	2,250,360
1,335,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	1,518,563
210,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	212,100
2,865,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A(a)	2,886,316
730,000	SPCM S.A., 3.125%, 3/15/2027, 144A	730,876
645,000	SPCM S.A., 3.375%, 3/15/2030, 144A	644,500

		11,547,687

	Construction Machinery – 0.8%
3,670,000	Caterpillar Financial Services Corp., MTN, 0.600%, 9/13/2024	3,668,781
2,730,000	John Deere Capital Corp., MTN, 0.625%, 9/10/2024	2,731,249
5,460,000	United Rentals North America, Inc., 4.000%, 7/15/2030	5,664,750

		12,064,780

	Consumer Cyclical Services – 2.6%
1,205,000	Expedia Group, Inc., 2.950%, 3/15/2031	1,217,725
7,420,000	Expedia Group, Inc., 3.250%, 2/15/2030(a)	7,673,798
1,475,000	Expedia Group, Inc., 3.800%, 2/15/2028	1,600,859
250,000	Expedia Group, Inc., 4.625%, 8/01/2027	283,420
2,460,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	2,438,475
2,255,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	2,260,638
515,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	548,990
11,700,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	11,780,437
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	729,293

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Consumer Cyclical Services – continued
$ 5,440,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	$5,939,800
5,160,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	5,453,475

		39,926,910

	Consumer Products – 0.2%
930,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(a)	926,931
1,605,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	1,624,661

		2,551,592

	Diversified Manufacturing – 0.1%
1,515,000	General Electric Co., 3.625%, 5/01/2030(a)	1,683,464

	Electric – 1.4%
5,295,000	Calpine Corp., 3.750%, 3/01/2031, 144A	5,096,438
1,165,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,179,835
5,205,000	Edison International, Series A, (fixed rate to 3/15/2026, variable rate thereafter), 5.375%(i)	5,382,230
480,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	510,600
1,075,000	NRG Energy, Inc., 5.750%, 1/15/2028	1,143,531
1,785,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,623,342
2,135,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	2,106,371
255,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	271,287
605,000	Southern California Edison Co., 3.650%, 2/01/2050(a)	618,102
170,000	Southern California Edison Co., 4.000%, 4/01/2047(a)	182,299
215,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048(a)	234,276
2,870,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A(a)	3,026,671

		21,374,982

	Finance Companies – 5.3%
905,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027(a)	961,315
2,430,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028(a)	2,608,889
1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025(a)	1,321,718

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Finance Companies – continued
$ 5,165,000	Air Lease Corp., 3.125%, 12/01/2030(a)	$5,291,338
2,755,000	Air Lease Corp., 3.375%, 7/01/2025(a)	2,925,680
2,630,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(i)	2,751,638
6,000,000	Aircastle Ltd., 4.250%, 6/15/2026(a)	6,559,021
855,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(i)	874,922
5,555,000	Ares Capital Corp., 2.875%, 6/15/2028	5,627,317
875,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A(a)	871,839
1,480,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A(a)	1,658,726
5,205,000	FS KKR Capital Corp., 3.400%, 1/15/2026(a)	5,438,607
5,755,000	GE Capital Funding LLC, 4.400%, 5/15/2030(a)	6,668,431
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(i)	1,319,175
90,000	Navient Corp., 5.875%, 10/25/2024	96,075
1,125,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	1,128,572
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,619
1,595,000	OneMain Finance Corp., 8.875%, 6/01/2025	1,730,575
4,160,000	Owl Rock Capital Corp., 3.400%, 7/15/2026(a)	4,332,359
2,840,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	2,834,699
5,865,000	Rocket Mortgage LLC, 5.250%, 1/15/2028, 144A	6,319,537
7,610,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	7,436,492
2,575,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,603,969
4,810,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	4,852,088
5,080,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	5,041,900

		81,260,501

	Financial Other – 1.7%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	506,992
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	392,104

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Financial Other – continued
$ 430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	$404,038
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	1,449,740
6,355,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027, 144A	6,283,888
375,000	CFLD Cayman Investment Ltd., 8.050%, 1/13/2025(j)	156,319
225,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024(j)	93,600
375,000	CFLD Cayman Investment Ltd., 8.750%, 9/28/2022(j)	151,294
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024	610,958
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023	580,504
630,000	China Evergrande Group, 8.250%, 3/23/2022	160,757
1,020,000	China Evergrande Group, 8.750%, 6/28/2025	245,045
270,000	China Evergrande Group, 9.500%, 4/11/2022	69,441
220,000	China Evergrande Group, 9.500%, 3/29/2024	52,936
680,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026	645,099
580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	579,275
2,595,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,698,800
2,525,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	2,619,688
485,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	506,825
805,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024	609,938
1,625,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026	1,239,566
800,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025	610,142
1,610,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026	1,292,083
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027	185,891
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026	980,053
3,100,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027	2,007,498

		25,132,474

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Food & Beverage – 1.9%
$ 3,805,000	Becle SAB de CV, 2.500%, 10/14/2031, 144A	$3,766,037
3,256,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(a)	3,406,525
7,250,000	Hormel Foods Corp., 0.650%, 6/03/2024	7,256,977
1,150,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	1,196,610
1,455,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,660,140
2,305,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049	2,805,404
715,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	877,369
680,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	747,490
3,300,000	MARB BondCo. PLC, 3.950%, 1/29/2031, 144A	3,152,391
2,785,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	2,832,679
1,135,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	1,179,520
385,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A(a)	387,520

		29,268,662

	Gaming – 0.8%
3,420,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A(a)	3,384,208
2,670,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	2,843,550
875,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	864,850
2,940,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	3,171,525
1,090,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	1,224,765

		11,488,898

	Government Owned - No Guarantee – 2.5%
2,350,000	Antares Holdings LP, 2.750%, 1/15/2027, 144A	2,352,126
845,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	890,455
586,000,000	Export-Import Bank of Korea, 4.890%, 8/09/2023, 144A, (INR)	7,851,228
103,800,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(a)	1,423,093
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)	1,310,547
2,545,000	Indian Railway Finance Corp. Ltd., 2.800%, 2/10/2031, 144A	2,457,859

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Government Owned - No Guarantee – continued
$ 12,050,000	Petroleos Mexicanos, 5.950%, 1/28/2031(a)	$11,681,270
5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035(a)	5,018,887
4,075,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A(a)	3,881,764
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,305,375

		38,172,604

	Health Insurance – 1.5%
4,830,000	Centene Corp., 2.500%, 3/01/2031(a)	4,763,588
2,120,000	Centene Corp., 2.625%, 8/01/2031	2,105,669
1,145,000	Centene Corp., 3.000%, 10/15/2030	1,173,625
300,000	Centene Corp., 4.625%, 12/15/2029	326,940
7,350,000	Humana, Inc., 0.650%, 8/03/2023	7,354,777
7,210,000	UnitedHealth Group, Inc., 0.550%, 5/15/2024	7,210,487

		22,935,086

	Healthcare – 1.2%
765,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	751,192
475,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	485,094
505,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	529,104
380,000	Encompass Health Corp., 4.750%, 2/01/2030	399,665
800,000	Grifols Escrow Issuer S.A., 4.750%, 10/15/2028, 144A	817,000
1,935,000	HCA, Inc., 3.500%, 9/01/2030	2,049,920
3,240,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	3,241,539
735,000	IQVIA, Inc., 5.000%, 5/15/2027, 144A	763,430
7,600,000	PerkinElmer, Inc., 0.850%, 9/15/2024	7,600,723
890,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	922,182
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	351,873
625,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	656,547

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Healthcare – continued
$ 255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	$264,562

		18,832,831

	Home Construction – 0.2%
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026	759,578
310,000	Lennar Corp., 4.875%, 12/15/2023(a)	334,422
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025	304,832
200,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026	132,091
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026	1,148,299
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026	174,915
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025	191,534

		3,045,671

	Independent Energy – 1.6%
4,360,000	Aker BP ASA, 3.750%, 1/15/2030, 144A(a)	4,668,018
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,816,461
3,060,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A(a)	3,698,775
1,515,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	1,550,466
1,985,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	2,038,893
215,000	EQT Corp., 3.125%, 5/15/2026, 144A	220,401
450,000	EQT Corp., 3.625%, 5/15/2031, 144A	468,900
140,000	EQT Corp., 5.000%, 1/15/2029	157,633
1,300,000	Hess Corp., 5.600%, 2/15/2041	1,624,286
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,943,654
1,295,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,421,353
1,720,000	Lundin Energy Finance BV, 3.100%, 7/15/2031, 144A	1,743,986
75,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	83,250
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	431,577
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	192,578

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Independent Energy – continued
$ 695,000	Ovintiv, Inc., 6.625%, 8/15/2037	$953,154
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	120,775
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	115,299
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	529,668

		23,779,127

	Industrial Other – 0.1%
440,000	CFLD Cayman Investment Ltd., 6.900%, 1/13/2023(j)	184,052
1,165,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	1,176,650

		1,360,702

	Leisure – 0.6%
2,735,000	Carnival Corp., 5.750%, 3/01/2027, 144A	2,827,306
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	1,599,000
570,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	591,375
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	235,092
3,090,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	3,160,480

		8,413,253

	Life Insurance – 0.2%
1,530,000	Athene Holding Ltd., 3.500%, 1/15/2031(a)	1,638,167
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A(a)	1,219,012

		2,857,179

	Local Authorities – 0.5%
7,080,000	Province of Ontario Canada, 1.050%, 4/14/2026(a)	7,080,794
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750% 37.896%, 4/12/2025, 144A, (ARS)(c)	288,865
121,060,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830% 37.989%, 5/31/2022, (ARS)(c)	593,263

		7,962,922

	Lodging – 0.7%
590,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	581,150
2,055,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	2,094,744

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Lodging – continued
$ 435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	$436,631
1,435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	1,463,700
360,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	402,097
665,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	798,288
47,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	53,748
695,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	794,012
1,125,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	1,139,063
1,535,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	1,577,212
195,000	Travel & Leisure Co., 6.000%, 4/01/2027	216,104
960,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	1,093,219

		10,649,968

	Media Entertainment – 1.6%
1,240,000	AMC Networks, Inc., 4.250%, 2/15/2029	1,233,800
2,745,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	2,840,553
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,916,315
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,493,744
750,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	791,363
3,150,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	3,366,562
415,000	Lamar Media Corp., 3.750%, 2/15/2028	426,861
825,000	Lamar Media Corp., 4.000%, 2/15/2030	849,338
1,040,000	Netflix, Inc., 4.875%, 4/15/2028	1,198,600
3,525,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	4,150,687
710,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	859,988
665,000	Netflix, Inc., 5.875%, 11/15/2028	814,891
780,000	Netflix, Inc., 6.375%, 5/15/2029	986,700
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,077,276

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Media Entertainment – continued
$ 600,000	Playtika Holding Corp., 4.250%, 3/15/2029, 144A	$601,914

		24,608,592

	Metals & Mining – 1.9%
2,655,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	2,893,684
400,000	ABJA Investment Co. Pte Ltd., 5.950%, 7/31/2024	432,000
690,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A(a)	665,857
4,515,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,695,600
425,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	432,438
1,755,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,800,332
2,345,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	2,423,206
1,270,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	1,328,737
885,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	956,906
2,720,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	3,267,400
735,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	904,969
6,035,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A(a)	6,071,090
1,815,000	JSW Steel Ltd., 5.050%, 4/05/2032, 144A	1,806,881
625,000	Novelis Corp., 4.750%, 1/30/2030, 144A	657,937
435,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	423,473

		28,760,510

	Midstream – 1.0%
5,460,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029(a)	5,925,191
3,335,000	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 9/30/2040, 144A(a)	3,328,046
290,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A(a)	305,682
695,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	702,819
3,745,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030(a)	4,316,524
795,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032, 144A	821,593

		15,399,855

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Natural Gas – 0.0%
$ 645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026	$571,880

	Non-Agency Commercial Mortgage-Backed Securities – 3.1%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 2.624%, 10/15/2037, 144A(a)(c)	3,015,727
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045, 144A	2,561,417
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.700%, 12/10/2044(a)(b)	131,267
632,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.684%, 1/15/2034, 144A(c)	624,313
560,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	532,915
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	5,105,914
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.648%, 10/10/2034, 144A(b)	775,116
611,817	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 2.334%, 7/15/2038, 144A(c)	619,401
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.668%, 3/05/2033, 144A(b)	2,741,531
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.303%, 8/10/2044, 144A(b)	460,350
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.303%, 8/10/2044, 144A(b)	1,952,500
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	837,404
300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046, 144A(a)(b)	278,665
405,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class C, 4.780%, 10/15/2045, 144A(a)(b)	409,669
2,435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.508%, 12/15/2047, 144A(a)(b)	2,472,644
1,216,488	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.385%, 6/15/2044, 144A(b)	1,179,993
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.385%, 6/15/2044, 144A(b)(d)(k)	2,071,377
1,350,000	RBS Commercial Funding, Inc., Series 2013-GSP, Class A, 3.961%, 1/15/2032, 144A(a)(b)	1,421,928
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 2.834%, 11/15/2027, 144A(c)(d)(e)(g)	457,042
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.584%, 11/15/2027, 144A(c)(d)(e)(g)	1,076,496
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.484%, 11/15/2027, 144A(c)(d)(e)(g)	318,817
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 5.043%, 5/10/2063, 144A(b)(d)(k)	115,080
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.317%, 11/15/2059(a)(b)	373,268
3,094,293	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.443%, 7/15/2046(b)	3,097,814

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$ 1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)(b)	$1,675,649
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.139%, 9/15/2031, 144A(a)(b)	4,887,882
3,504,376	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.513%, 3/15/2044, 144A(b)	1,707,332
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.024%, 6/15/2044, 144A(b)	1,156,421
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.495%, 12/15/2045(b)	1,961,338
725,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.957%, 6/15/2045(b)	548,137
1,909,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class D, 4.957%, 6/15/2045, 144A(b)	1,371,803
975,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.957%, 6/15/2045, 144A(b)(d)(k)	292,500
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047(a)	1,631,198

		47,862,908

	Paper – 0.2%
2,235,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,295,904

	Pharmaceuticals – 1.2%
555,000	Jazz Securities DAC, 4.375%, 1/15/2029, 144A	575,147
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	2,083,138
5,970,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	5,932,926
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	8,655,187
1,015,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	1,110,156

		18,356,554

	REITs - Health Care – 0.0%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	442,351

	REITs - Mortgage – 0.1%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,613,700
390,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	394,846

		2,008,546

	Restaurants – 0.8%
435,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	439,285

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Restaurants – continued
$ 5,765,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	$5,852,686
2,100,000	Yum! Brands, Inc., 3.625%, 3/15/2031	2,111,214
2,680,000	Yum! Brands, Inc., 4.625%, 1/31/2032	2,860,900
920,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	997,114

		12,261,199

	Retailers – 0.3%
1,325,000	Carvana Co., 5.625%, 10/01/2025, 144A	1,369,904
1,325,000	Carvana Co., 5.875%, 10/01/2028, 144A	1,369,003
1,070,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	1,112,607
420,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	448,350
570,000	Murphy Oil USA, Inc., 3.750%, 2/15/2031, 144A	573,563

		4,873,427

	Sovereigns – 0.7%
6,270,000	Mexico Government International Bond, 3.771%, 5/24/2061(a)	5,567,572
5,430,000	Mexico Government International Bond, 4.280%, 8/14/2041(a)	5,540,229

		11,107,801

	Supermarkets – 0.0%
402,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	410,000

	Supranational – 0.1%
119,540,000	International Finance Corp., 5.850%, 11/25/2022, (INR)(a)	1,628,169

	Technology – 3.4%
370,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	368,925
6,185,000	Broadcom, Inc., 4.300%, 11/15/2032(a)	6,931,118
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,536,123
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	3,893,093
330,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	338,144
1,365,000	Gartner, Inc., 3.750%, 10/01/2030, 144A	1,404,858

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
		Technology – continued
$ 1,375,000		Iron Mountain, Inc., 5.000%, 7/15/2028, 144A	$1,433,162
1,375,000		Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	1,459,191
1,450,000		Marvell Technology, Inc., 2.950%, 4/15/2031, 144A	1,490,455
1,315,000		Microchip Technology, Inc., 0.983%, 9/01/2024, 144A	1,313,409
1,585,000		Micron Technology, Inc., 4.663%, 2/15/2030	1,829,486
5,645,000		Micron Technology, Inc., 5.327%, 2/06/2029(a)	6,712,752
2,305,000		MSCI, Inc., 3.625%, 9/01/2030, 144A	2,382,794
1,660,000		Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	2,019,173
330,000		NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A(a)	358,200
570,000		Open Text Corp., 3.875%, 2/15/2028, 144A	582,301
530,000		Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	544,575
1,550,000		Qorvo, Inc., 3.375%, 4/01/2031, 144A	1,634,320
240,000		Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	277,390
4,875,000		salesforce.com, Inc., 0.625%, 7/15/2024	4,884,256
1,325,000		Sensata Technologies BV, 4.000%, 4/15/2029, 144A	1,348,784
1,545,000		Square, Inc., 3.500%, 6/01/2031, 144A	1,584,753
535,000		SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	564,924
7,235,000		VMware, Inc., 1.000%, 8/15/2024	7,259,162

			52,151,348

		Transportation Services – 0.4%
1,855,000		Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,945,765
425,000		GMR Hyderabad International Airport Ltd., 4.250%, 10/27/2027, 144A	406,835
2,650,000		GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	2,644,223
1,645,000		GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,682,687

			6,679,510

		Treasuries – 2.1%
35,003	(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	6,397,708

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
		Treasuries – continued
1,346,875	(††††)	Mexican Fixed Rate Bonds, 6.750%, 3/09/2023, (MXN)(a)	$6,597,512
338,660,000		Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	18,836,911

			31,832,131

		Wireless – 2.2%
1,480,000		Bharti Airtel Ltd., 3.250%, 6/03/2031, 144A	1,487,968
4,365,000		HTA Group Ltd., 7.000%, 12/18/2025, 144A	4,583,250
3,769,000		Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	3,967,400
225,000		Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	235,238
657,000		Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	682,951
3,680,000		SBA Communications Corp., 3.125%, 2/01/2029, 144A	3,555,800
330,000		Sprint Capital Corp., 6.875%, 11/15/2028	422,400
6,780,000		T-Mobile USA, Inc., 3.375%, 4/15/2029	7,073,235
3,350,000		T-Mobile USA, Inc., 3.500%, 4/15/2031	3,533,026
6,435,000		T-Mobile USA, Inc., 3.875%, 4/15/2030	7,105,283

			32,646,551

		Wirelines – 0.1%
470,000		Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	483,536
1,140,000		Verizon Communications, Inc., 2.850%, 9/03/2041	1,112,606

			1,596,142

		Total Non-Convertible Bonds (Identified Cost $1,169,622,797)	1,172,627,563

Convertible Bonds – 3.8%
		Airlines – 0.5%
915,000		JetBlue Airways Corp., 0.500%, 4/01/2026, 144A	896,557
4,835,000		Southwest Airlines Co., 1.250%, 5/01/2025(a)	7,222,282

			8,118,839

		Cable Satellite – 0.9%
1,635,000		DISH Network Corp., Zero Coupon, 0.000%, 12/15/2025, 144A(l)	1,953,825
4,280,000		DISH Network Corp., 2.375%, 3/15/2024	4,170,325

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Convertible Bonds – continued
	Cable Satellite – continued
$ 7,230,000	DISH Network Corp., 3.375%, 8/15/2026	$7,515,585

		13,639,735

	Consumer Cyclical Services – 0.3%
1,250,000	Expedia Group, Inc., Zero Coupon, 0.000%, 2/15/2026, 144A(l)	1,349,564
1,385,000	Peloton Interactive, Inc., Zero Coupon, 0.000%-1.734%, 2/15/2026, 144A(m)	1,219,195
2,065,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.242%, 12/15/2025, 144A(m)	2,008,482

		4,577,241

	Gaming – 0.1%
435,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	1,388,085

	Healthcare – 0.3%
4,145,000	Teladoc Health, Inc., 1.250%, 6/01/2027	4,163,389

	Media Entertainment – 0.1%
2,405,000	Twitter, Inc., Zero Coupon, 0.000%-1.354%, 3/15/2026, 144A(m)	2,232,657

	Pharmaceuticals – 1.0%
4,400,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	4,502,020
7,130,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	7,135,871
855,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027, 144A(l)	978,975
1,285,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026, 144A(l)	1,167,728
760,000	Livongo Health, Inc., 0.875%, 6/01/2025	1,004,028

		14,788,622

	Technology – 0.6%
4,730,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	7,809,578
1,530,000	Splunk, Inc., 1.125%, 6/15/2027	1,500,356

		9,309,934

	Total Convertible Bonds (Identified Cost $55,991,082)	58,218,502

	Total Bonds and Notes (Identified Cost $1,225,613,879)	1,230,846,065

Principal Amount (‡)	Description	Value (†)
Senior Loans – 1.1%
	Airlines – 0.1%
$ 1,527,325	United Airlines, Inc., 2021 Term Loan B, 3-month LIBOR + 3.750%, 4.500%, 4/21/2028(c)	$1,536,703

	Cable Satellite – 0.2%
725,000	DirecTV Financing LLC, Term Loan, 7/22/2027(n)	725,225
730,000	DirecTV Financing LLC, Term Loan, 3-month LIBOR + 5.000%, 5.750%, 7/22/2027(c)	730,226
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(c)	2,210,040

		3,665,491

	Consumer Products – 0.1%
975,622	Weber-Stephen Products LLC, Term Loan B, LIBOR + 3.250%, 4.000%, 10/30/2027(o)	977,329

	Gaming – 0.2%
3,208,875	Playtika Holding Corp., 2021 Term Loan, 1-month LIBOR + 2.750%, 2.834%, 3/13/2028(c)	3,206,308

	Healthcare – 0.1%
1,350,000	Medline Industries, Inc., USD Term Loan B, 9/20/2028(n)	1,347,043

	Lodging – 0.1%
1,620,000	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1-month LIBOR + 3.000%, 3.500%, 8/02/2028(c)	1,623,645
650,000	Motel 6, Term Loan B, 1-month LIBOR + 5.000%, 5.750%, 9/09/2026(c)	651,625

		2,275,270

	Pharmaceuticals – 0.1%
1,341,638	Jazz Financing Lux S.a.r.l., USD Term Loan, 1-month LIBOR + 3.500%, 4.000%, 5/05/2028(c)	1,343,154

	Property & Casualty Insurance – 0.0%
620,144	AmWINS Group, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 3.000%, 2/19/2028(c)	616,194

	Technology – 0.2%
2,635,000	CoreLogic, Inc., Term Loan, 1-month LIBOR + 3.500%, 4.000%, 6/02/2028(c)	2,631,706

	Total Senior Loans (Identified Cost $17,451,554)	17,599,198

Collateralized Loan Obligations – 4.2%
1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 2.276%, 1/15/2033, 144A(a)(c)	1,350,411
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 3.426%, 1/15/2033, 144A(c)	1,740,253
1,155,000	AIG CLO Ltd., Series 2019-1A, Class E, 3-month LIBOR + 6.620%, 6.746%, 4/15/2032, 144A(c)	1,155,023
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 2.076%, 7/16/2031, 144A(a)(c)	480,035

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$ 3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 2.126%, 4/15/2033, 144A(a)(c)	$3,176,969
500,000	Ares LIX CLO Ltd., Series 2021-59A, Class E, 3-month LIBOR + 6.250%, 6.435%, 4/25/2034, 144A(c)	498,838
1,105,000	Atlas Senior Loan Fund Ltd., Series 2021-16A, Class D, 3-month LIBOR + 3.700%, 3.834%, 1/20/2034, 144A(c)	1,107,833
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 3.284%, 4/20/2031, 144A(c)	397,193
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 2.926%, 1/15/2033, 144A(a)(c)	852,184
1,830,000	Basswood Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.650%, 2.861%, 4/20/2034, 144A(c)	1,829,964
2,145,000	Battalion CLO XIV Ltd., Series 2019-14A, Class E, 3-month LIBOR + 6.680%, 6.814%, 4/20/2032, 144A(c)	2,145,015
500,000	Battalion CLO XVI Ltd., Series 2019-16A, Class D, 3-month LIBOR + 4.360%, 4.494%, 12/19/2032, 144A(c)	501,501
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.076%, 4/15/2029, 144A(a)(c)	914,542
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.284%, 10/20/2029, 144A(a)(c)	455,039
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 1.934%, 1/20/2031, 144A(a)(c)	399,220
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3-month LIBOR + 3.250%, 3.880%, 7/20/2034, 144A(c)	969,934
500,000	Catamaran CLO Ltd., Series 2013-1A, Class CR, 3-month LIBOR + 1.800%, 1.929%, 1/27/2028, 144A(a)(c)	500,196
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 2.084%, 10/18/2030, 144A(a)(c)	728,221
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 2.025%, 4/24/2030, 144A(a)(c)	264,396
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 5.976%, 10/15/2030, 144A(c)	861,920
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 1.884%, 4/18/2031, 144A(a)(c)	249,251
615,000	Dryden 80 CLO Ltd., Series 2019-80A, Class D1, 3-month LIBOR + 4.100%, 4.234%, 1/17/2033, 144A(c)	617,920
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.850%, 1.976%, 4/15/2029, 144A(a)(c)	299,639
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 5.981%, 11/22/2031, 144A(c)	1,373,522
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 3.076%, 10/15/2030, 144A(c)	650,009
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 2.034%, 4/20/2030, 144A(a)(c)	319,644
990,000	Hayfin Kingsland XI Ltd., Series 2019-2A, Class E, 3-month LIBOR + 6.900%, 7.034%, 7/20/2032, 144A(c)	970,275
310,000	LCM 30 Ltd., Series 30A, Class CR, 3-month LIBOR + 3.000%, 3.134%, 4/20/2031, 144A(c)	309,997
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 2.288%, 1/23/2031, 144A(a)(c)	475,062
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.138%, 1/23/2031, 144A(c)	300,018
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 2.032%, 1/28/2030, 144A(a)(c)	3,300,075
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 7.364%, 10/20/2032, 144A(c)	2,096,620

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$ 495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 5.884%, 10/20/2030, 144A(c)	$483,976
1,420,000	Octagon Investment Partners 40 Ltd., Series 2019-1A, Class D, 3-month LIBOR + 3.800%, 3.934%, 4/20/2031, 144A(c)	1,420,724
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 2.038%, 1/22/2030, 144A(a)(c)	917,674
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3-month LIBOR + 6.360%, 6.494%, 4/21/2034, 144A(c)	445,305
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3-month LIBOR + 6.250%, 6.398%, 7/02/2035, 144A(c)	1,885,940
1,585,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class E, 3-month LIBOR + 6.100%, 6.284%, 10/22/2032, 144A(c)	1,572,463
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 2.134%, 4/18/2033, 144A(a)(c)	1,745,548
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 3.188%, 7/23/2031, 144A(c)	2,245,214
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.084%, 1/20/2033, 144A(a)(c)	1,569,987
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 3.876%, 4/15/2034, 144A(c)	2,057,750
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 2.084%, 7/20/2030, 144A(a)(c)	300,042
1,870,000	Palmer Square CLO Ltd., Series 2018-3A, Class D, 3-month LIBOR + 4.400%, 4.525%, 8/15/2026, 144A(c)	1,870,008
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 2.134%, 7/20/2029, 144A(a)(c)	2,599,278
1,645,000	Parallel Ltd., Series 2018-2A, Class B, 3-month LIBOR + 2.150%, 2.284%, 10/20/2031, 144A(a)(c)	1,635,221
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 3.275%, 7/24/2031, 144A(c)	1,045,178
340,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 3.384%, 4/20/2034, 144A(c)	341,821
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 3.226%, 7/15/2031, 144A(c)	920,076
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 2.026%, 10/15/2029, 144A(a)(c)	2,564,841
920,000	TCW CLO Ltd., Series 2018-1, Class D, 3-month LIBOR + 2.910%, 3.035%, 4/25/2031, 144A(c)	919,995
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 2.276%, 4/15/2033, 144A(a)(c)	1,030,360
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 2.284%, 4/20/2033, 144A(a)(c)	610,212
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 5.875%, 7/25/2031, 144A(c)	879,181
695,000	Voya CLO Ltd, Series 2019-3A, Class D, 3-month LIBOR + 3.850%, 3.984%, 10/17/2032, 144A(c)	695,341
2,435,000	York CLO-7 Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 3.938%, 1/22/2033, 144A(c)	2,439,283

	Total Collateralized Loan Obligations (Identified Cost $60,599,997)	63,486,137

Shares	Description	Value (†)
Common Stocks – 4.1%
	Air Freight & Logistics – 0.1%
6,552	Expeditors International of Washington, Inc.	$780,540
2,680	United Parcel Service, Inc., Class B	488,028

		1,268,568

	Banks – 0.1%
7,859	Citigroup, Inc.	551,545
3,531	JPMorgan Chase & Co.	577,989
9,474	Truist Financial Corp.	555,650

		1,685,184

	Beverages – 0.1%
9,567	Coca-Cola Co. (The)	501,981
3,374	PepsiCo, Inc.	507,483

		1,009,464

	Capital Markets – 0.1%
11,030	Artisan Partners Asset Management, Inc., Class A	539,588
4,834	Blackstone, Inc.	562,387
1,358	Goldman Sachs Group, Inc. (The)	513,365
5,366	Morgan Stanley	522,165

		2,137,505

	Chemicals – 0.2%
138,555	Hexion Holdings Corp., Class B(f)	2,932,794
5,144	LyondellBasell Industries NV, Class A	482,764

		3,415,558

	Communications Equipment – 0.1%
9,411	Cisco Systems, Inc.	512,241
1,500	Motorola Solutions, Inc.	348,480

		860,721

	Construction Materials – 0.2%
362,679	Cemex SAB de CV, Sponsored ADR(f)	2,600,408

	Consumer Finance – 0.0%
9,001	OneMain Holdings, Inc.	498,025

	Diversified Telecommunication Services – 0.0%
9,261	Verizon Communications, Inc.	500,187

	Electric Utilities – 0.0%
8,047	Southern Co. (The)	498,673

	Entertainment – 0.0%
6,342	Activision Blizzard, Inc.	490,807

	Food & Staples Retailing – 0.0%
1,182	Costco Wholesale Corp.	531,132

	Food Products – 0.0%
6,817	Tyson Foods, Inc., Class A	538,134

Shares	Description	Value (†)
Common Stocks – continued
	Health Care Equipment & Supplies – 0.0%
4,255	Abbott Laboratories	$502,643

	Health Care Providers & Services – 0.1%
230	Anthem, Inc.	85,744
3,520	Quest Diagnostics, Inc.	511,491
1,404	UnitedHealth Group, Inc.	548,599

		1,145,834

	Hotels, Restaurants & Leisure – 0.2%
305	Booking Holdings, Inc.(f)	724,030
2,258	McDonald’s Corp.	544,427
11,312	Starbucks Corp.	1,247,827

		2,516,284

	Household Products – 0.1%
7,993	Procter & Gamble Co. (The)	1,117,421

	Insurance – 0.0%
11,600	Fidelity National Financial, Inc.	525,944

	IT Services – 0.2%
1,645	Accenture PLC, Class A	526,268
3,396	MasterCard, Inc., Class A	1,180,721
2,990	Visa, Inc., Class A	666,023

		2,373,012

	Life Sciences Tools & Services – 0.0%
968	Thermo Fisher Scientific, Inc.	553,048

	Machinery – 0.1%
2,508	Caterpillar, Inc.	481,461
2,219	Cummins, Inc.	498,298
1,482	Deere & Co.	496,574

		1,476,333

	Media – 0.1%
9,847	Comcast Corp., Class A	550,743
14,108	Fox Corp., Class A	565,872
14,672	Interpublic Group of Cos., Inc. (The)	538,022
1,822	Nexstar Media Group, Inc., Class A	276,871

		1,931,508

	Metals & Mining – 0.0%
9,427	Newmont Corp.	511,886

	Multiline Retail – 0.0%
2,268	Target Corp.	518,850

	Oil, Gas & Consumable Fuels – 0.3%
14,685	California Resources Corp.(f)	602,085
5,742	Chevron Corp.	582,526
6,168	ConocoPhillips	418,005
38,528	Energy Transfer LP	369,098

Shares	Description	Value (†)
Common Stocks – continued
	Oil, Gas & Consumable Fuels – continued
8,457	EOG Resources, Inc.	$678,843
29,062	Whiting Petroleum Corp.(f)	1,697,512

		4,348,069

	Personal Products – 0.1%
2,679	Estee Lauder Cos., Inc. (The), Class A	803,513

	Pharmaceuticals – 0.2%
7,618	Bristol-Myers Squibb Co.	450,757
11,393	Johnson & Johnson	1,839,969
10,779	Pfizer, Inc.	463,605

		2,754,331

	Professional Services – 0.0%
1,421	Clarivate PLC(f)	31,120

	REITs - Diversified – 0.1%
1,863	American Tower Corp.	494,459
6,003	Gaming & Leisure Properties, Inc.	278,059

		772,518

	REITs - Health Care – 0.0%
16,196	Omega Healthcare Investors, Inc.	485,232

	REITs - Storage – 0.1%
11,610	Iron Mountain, Inc.	504,454
1,068	Public Storage	317,303

		821,757

	Road & Rail – 0.1%
1,974	Norfolk Southern Corp.	472,280
7,082	Ryder System, Inc.	585,752

		1,058,032

	Semiconductors & Semiconductor Equipment – 0.3%
4,049	Applied Materials, Inc.	521,228
1,647	KLA Corp.	550,938
806	Lam Research Corp.	458,735
2,804	NVIDIA Corp.	580,877
2,657	NXP Semiconductors NV	520,426
3,904	QUALCOMM, Inc.	503,538
2,918	Texas Instruments, Inc.	560,869

		3,696,611

	Software – 0.1%
920	Intuit, Inc.	496,349
1,830	Microsoft Corp.	515,914
6,037	Oracle Corp.	526,004

		1,538,267

	Specialty Retail – 0.1%
1,613	Home Depot, Inc. (The)	529,484

Shares	Description	Value (†)
Common Stocks – continued
	Specialty Retail – continued
984	Lowe’s Cos., Inc.	$199,614
4,492	Ross Stores, Inc.	488,954
7,337	TJX Cos., Inc. (The)	484,095

		1,702,147

	Technology Hardware, Storage & Peripherals – 0.2%
13,213	Apple, Inc.	1,869,640
18,395	HP, Inc.	503,287
6,795	NetApp, Inc.	609,919

		2,982,846

	Textiles, Apparel & Luxury Goods – 0.1%
1,234	LVMH Moet Hennessy Louis Vuitton SE	883,869
3,222	NIKE, Inc., Class B	467,931

		1,351,800

	Wireless Telecommunication Services – 0.7%
82,246	T-Mobile US, Inc.(f)	10,507,749

	Total Common Stocks (Identified Cost $56,976,637)	62,061,121

Preferred Stocks – 1.3%
Convertible Preferred Stocks – 1.3%
	Banking – 0.6%
2,914	Bank of America Corp., Series L, 7.250%(a)	4,203,212
3,705	Wells Fargo & Co., Class A, Series L, 7.500%(a)	5,490,810

		9,694,022

	Food & Beverage – 0.3%
31,289	Bunge Ltd., 4.875%	3,721,587

	Midstream – 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	115,402

	Technology – 0.2%
30,745	Clarivate PLC, Series A, 5.250%	2,665,284

	Wireless – 0.2%
3,246	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(d)(k)	3,670,479

	Total Convertible Preferred Stocks (Identified Cost $19,326,220)	19,866,774

	Total Preferred Stocks (Identified Cost $19,326,220)	19,866,774

Shares	Description	Value (†)
Other Investments – 0.1%
	Aircraft ABS – 0.1%
900	ECAF I Blocker Ltd.(d)(e)(g)(h) (Identified Cost $9,000,000)	$1,149,480

Principal Amount (‡)
Short-Term Investments – 3.6%
$ 14,876,117	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2021 at 0.000% to be repurchased at $14,876,117 on 10/01/2021 collateralized by $17,610,200 U.S. Treasury Bond, 1.125% due 8/15/2040 valued at $15,173,657 including accrued interest(p)	14,876,117
17,410,000	U.S. Treasury Bills, 0.056%, 3/24/2022(a)(q)(r)	17,406,003
17,950,000	U.S. Treasury Bills, 0.071%, 6/16/2022(q)	17,941,960
4,670,000	U.S. Treasury Bills, 0.105%, 11/04/2021(a)(q)	4,669,669

	Total Short-Term Investments (Identified Cost $54,891,808)	54,893,749

	Total Investments – 95.2% (Identified Cost $1,443,860,095)	1,449,902,524
	Other assets less liabilities – 4.8%	72,493,474

	Net Assets – 100.0%	$1,522,395,998

Written Options – (0.0%)

Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities – (0.0%)
Accenture PLC, Call	10/15/2021	350.00	(1,100)	$(351,912)	$(3,209)	$(385)
American Tower Corp., Call	10/15/2021	300.00	(900)	(238,869)	(2,580)	(113)
Apple, Inc., Call	10/15/2021	160.00	(2,500)	(353,750)	(4,168)	(138)
Applied Materials, Inc., Call	10/15/2021	145.00	(2,800)	(360,444)	(4,584)	(644)
Blackstone, Inc., Call	10/15/2021	125.00	(3,300)	(383,922)	(5,242)	(1,997)
Bristol-Myers Squibb Co., Call	10/15/2021	70.00	(3,800)	(224,846)	(4,169)	(114)
Comcast Corp., Call	10/15/2021	62.50	(4,900)	(274,057)	(3,171)	(172)
ConocoPhillips Co., Call	10/15/2021	60.00	(2,400)	(162,648)	(2,185)	(19,680)
Costco Wholesale Corp., Call	10/15/2021	480.00	(800)	(359,480)	(2,854)	(516)
Deere & Co., Call	10/15/2021	390.00	(1,000)	(335,070)	(5,300)	(170)
FOX Corp., Call	10/15/2021	40.00	(9,800)	(393,078)	(3,973)	(10,290)
Goldman Sachs Group, Inc. (The), Call	10/15/2021	435.00	(900)	(340,227)	(4,380)	(234)
Home Depot, Inc. (The), Call	10/15/2021	345.00	(1,400)	(459,564)	(3,286)	(1,463)
Intuit, Inc., Call	10/15/2021	580.00	(600)	(323,706)	(5,704)	(795)
Iron Mountain, Inc., Call	10/15/2021	47.50	(5,800)	(252,010)	(3,413)	(435)

Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
JPMorgan Chase & Co., Call	10/15/2021	165.00	(2,400)	$(392,856)	$(5,225)	$(6,696)
Lowe’s Cos., Inc., Call	10/15/2021	220.00	(700)	(142,002)	(1,074)	(137)
Microsoft Corp., Call	10/15/2021	320.00	(900)	(253,728)	(2,220)	(85)
Morgan Stanley, Call	10/15/2021	110.00	(4,200)	(408,702)	(6,582)	(609)
NIKE, Inc., Call	10/15/2021	180.00	(2,500)	(363,075)	(7,394)	(87)
NVIDIA Corp., Call	10/15/2021	247.50	(1,600)	(331,456)	(4,539)	(304)
NXP Semiconductors NV, Call	10/15/2021	230.00	(1,800)	(352,566)	(6,061)	(540)
Oracle Corp., Call	10/15/2021	95.00	(4,200)	(365,946)	(5,406)	(336)
Pfizer, Inc., Call	10/15/2021	55.00	(5,300)	(227,953)	(3,377)	(79)
Procter & Gamble Co. (The), Call	10/15/2021	150.00	(1,800)	(251,640)	(1,327)	(189)
Ross Stores, Inc., Call	10/15/2021	135.00	(2,200)	(239,470)	(2,590)	(110)
Target Corp., Call	10/15/2021	270.00	(1,100)	(251,647)	(2,109)	(71)
Texas Instruments, Inc., Call	10/15/2021	200.00	(1,400)	(269,094)	(2,488)	(1,554)
Thermo Fisher Scientific, Inc., Call	10/15/2021	580.00	(400)	(228,532)	(2,787)	(3,340)
TJX Cos., Inc. (The), Call	10/15/2021	80.00	(3,600)	(237,528)	(3,842)	(198)
UnitedHealth Group, Inc., Call	10/15/2021	450.00	(800)	(312,592)	(3,334)	(112)

Total					$(118,573)	$(51,593)

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively.

Option contracts on foreign indices are priced at the most recent settlement price.

Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively.

Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available.

Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2021, securities held by the Funds were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$6,149,436	0.4%	$3,047,952	0.2%

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2021 is disclosed.

(c)	Variable rate security. Rate as of September 30, 2021 is disclosed.
(d)	Illiquid security.
(e)	Level 3 security. Value has been determined using significant unobservable inputs.
(f)	Non-income producing security.
(g)	Fair valued by the Fund’s adviser. At September 30, 2021, the value of these securities amounted to $3,047,952 or 0.2% of net assets.
(h)	Securities subject to restriction on resale. At September 30, 2021, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$1,149,480	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	2,170,950	46,117	Less than 0.1%

(i)	Perpetual bond with no specified maturity date.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2021, the value of these securities amounted to $6,149,436 or 0.4% of net assets.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(n)	Position is unsettled. Contract rate was not determined at September 30, 2021 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(o)

Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2021. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(p)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2021, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(q)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(r)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the value of Rule 144A holdings amounted to $691,203,718 or 45.4% of net assets.

ABS	Asset-Backed Securities
ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ARS	Auction Rate Security
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
MXN	Mexican Peso
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At September 30, 2021, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	6/20/2026	21,525,000	$78,248	$(144,934)	$(223,182)

At September 30, 2021, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.580%	3-month SAFEX-JIBAR	$(568,833)	$(570,309)

At September 30, 2021, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 37 500, 5-Year	(5.00%)	12/20/2026	69,000,000	$(6,524,004)	$(6,449,208)	$74,796

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made quarterly.
[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2021, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/02/2021	BRL S	17,876,000	$3,350,263	$3,251,249	$99,014
Bank of America, N.A.	10/26/2021	EUR S	1,665,000	1,971,477	1,929,444	42,033
Barclays Bank PLC	10/26/2021	EUR S	1,955,000	2,314,074	2,265,503	48,571
Deutsche Bank AG	10/29/2021	GBP S	1,400,000	1,941,247	1,886,419	54,828
HSBC Bank USA	11/17/2021	EUR S	590,000	696,613	683,993	12,620
Morgan Stanley Capital Services, Inc.	10/08/2021	COP S	5,186,874,000	1,378,369	1,361,838	16,531

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	10/29/2021	EUR S	1,480,000	$1,748,132	$1,715,159	$32,973
Morgan Stanley Capital Services, Inc.	10/29/2021	ZAR S	315,790,000	21,014,420	20,900,746	113,674

Total						$420,244

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At September 30, 2021, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/21/2021	556	$90,461,710	$88,525,625	$1,936,085
Ultra 10 Year U.S. Treasury Note	12/21/2021	517	76,248,393	75,094,250	1,154,143
Ultra Long U.S. Treasury Bond	12/21/2021	353	69,168,665	67,445,062	1,723,603

Total					$4,813,831

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$61,762,569	$46,117	(a)	$61,808,686
Non-Agency Commercial Mortgage-Backed Securities	—	46,010,553	1,852,355	(a)	47,862,908
All Other Non-Convertible Bonds*	—	1,062,955,969	—		1,062,955,969

Total Non-Convertible Bonds	—	1,170,729,091	1,898,472		1,172,627,563

Convertible Bonds*	—	58,218,502	—		58,218,502

Total Bonds and Notes	—	1,228,947,593	1,898,472		1,230,846,065

Senior Loans*	—	17,599,198	—		17,599,198
Collateralized Loan Obligations	—	63,486,137	—		63,486,137
Common Stocks
Chemicals	482,764	2,932,794	—		3,415,558
Textiles, Apparel & Luxury Goods	467,931	883,869	—		1,351,800
All Other Common Stocks*	57,293,763	—	—		57,293,763

Total Common Stocks	58,244,458	3,816,663	—		62,061,121

Preferred Stocks
Food & Beverage	—	3,721,587	—		3,721,587
Wireless	—	3,670,479	—		3,670,479
All Other Preferred Stocks*	12,474,708	—	—		12,474,708

Total Preferred Stocks	12,474,708	7,392,066	—		19,866,774

Other Investments*	—	—	1,149,480	(a)	1,149,480
Short-Term Investments	—	54,893,749	—		54,893,749

Total Investments	70,719,166	1,376,135,406	3,047,952		1,449,902,524

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	74,796	—		74,796
Forward Foreign Currency Contracts (unrealized appreciation)	—	420,244	—		420,244
Futures Contracts (unrealized appreciation)	4,813,831	—	—		4,813,831

Total	$75,532,997	$1,376,630,446	$3,047,952		$1,455,211,395

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Written Options*	$(51,593)	$—	$—		$(51,593)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(223,182)	—		(223,182)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(570,309)	—		(570,309)

Total	$(51,593)	$(793,491)	$—		$(845,084)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2020 and/or September 30, 2021:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2021
Bonds and Notes
Non-Convertible Bonds
ABS Other	$1,475,243	(a)	$—	$(5,298)	$3,017,223	$138,274	$(4,579,325)	$—	$—	$46,117	$532,773
Non-Agency Commercial Mortgage-Backed Securities	4,742,511		—	—	(2,890,156)	—	—	—	—	1,852,355	(2,890,156)
Loan Participations
ABS Other	580,841		46	(410,923)	478,390	34,327	(682,681)	—	—	—	—
Preferred Stocks
Energy	—	(a)	—	(1,062,020)	1,062,020	—	—	—	—	—	—
Other Investments
Aircraft ABS	1,130,400		—	—	19,080	—	—	—	—	1,149,480	19,080

Total	$7,928,995		$46	$(1,478,241)	$1,686,557	$172,601	$(5,262,006)	$—	$—	$3,047,952	$(2,338,303)

(a)	Includes a security fair valued at zero using level 3 inputs.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. During the period ended September 30, 2021, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the period ended September 30, 2021, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. During the period ended September 30, 2021, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes and to manage duration and interest rate swap agreements to gain investment exposure and yield curve management.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. During the period ended September 30, 2021, the Fund engaged in option contracts for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of September 30, 2021:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$420,244	$—	$420,244
Exchange-traded/cleared asset derivatives
Interest rate contracts	$—	$4,813,831	$4,813,831

Total asset derivatives	$420,244	$4,813,831	$5,234,075

Liabilities	Options written at value	Swap agreements at value	Total
Over-the-counter liability derivatives
Credit contracts	$—	$(144,934)	$(144,934)
Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$(568,833)	$(568,833)
Credit contracts	—	(6,449,208)	(6,449,208)
Equity contracts	(51,593)	—	(51,593)

Total exchange-traded/cleared liability derivatives	$(51,593)	$(7,018,041)	$(7,069,634)

Total liability derivatives	$(51,593)	$(7,162,975)	$(7,214,568)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2021, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty:	Derivatives	Collateral Pledged
Barclays Bank	$(96,363)	$—

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2021:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$21,275,109	$21,063,360

Net loss amount reflects cash received as collateral of $350,000.

Industry Summary at September 30, 2021 (Unaudited)

Banking	6.9%
ABS Home Equity	5.8
Finance Companies	5.3
Technology	4.4
ABS Other	4.1
ABS Car Loan	4.0
Cable Satellite	3.7
Non-Agency Commercial Mortgage-Backed Securities	3.1
Consumer Cyclical Services	2.9
Aerospace & Defense	2.8
Government Owned - No Guarantee	2.5
Pharmaceuticals	2.5
Wireless	2.4
Food & Beverage	2.2
Treasuries	2.1
ABS Whole Business	2.0
Other Investments, less than 2% each	30.7
Collateralized Loan Obligations	4.2
Short-Term Investments	3.6

Total Investments	95.2
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	4.8

Net Assets	100.0%